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EXHIBIT 4.1

NUMBER PYP	PayPal INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES
COMMON STOCK		CUSIP 704508 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF
PAYPAL, INC.

(the "Corporation"), a Delaware corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

    This Security is not a deposit or account and is not federally insured or guaranteed.

    In Witness Whereof, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED:

/s/ John D. Muller SECRETARY	PAYPAL, INC. CORPORATE SEAL MARCH 9, 1999 DELAWARE	/s/ Peter Thiel CHAIRMAN
COUNTERSIGNED AND REGISTERED:
	AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.)	TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

PAYPAL, INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	—as tenants in common —as tenants by the entireties —as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT—	................Custodian................ (Cust) (Minor) under Uniform Gifts to Minors Act................................. (State)
		UNIF TRF MIN ACT—	................Custodian (until age............) (Cust) ................under Uniform Transfers (Minor) to Minors Act................................. (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  EXHIBIT 4.1